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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                     Date of Report:      December 8, 1997



                    Microfluidics International Corporation
            (Exact name of Registrant as specified in its charter)



    Delaware                        0-11625                    04-2793022
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(State or other              (Commission File No.)           (IRS Employer
jurisdiction of                                          Identification Number)
 incorporation)


30 Ossipee Road, P.O. Box 9101 Newton, Massachusetts                  02164
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(Address of principal executive offices)                            (Zip Code)



     Registrant's telephone number, including area code:    (617) 969-5452
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Item 4.  Changes in Registrant's Certifying Accountant.

         On December 8, 1997, the Registrant dismissed Coopers & Lybrand LLP ("Coopers & Lybrand") as the Registrant's independent auditor. Such decision has been approved by the Registrant's Board of Directors and Audit Committee.

         Coopers & Lybrand's reports on the financial statements for the Registrant's two most recent fiscal years ended December 31, 1996 and December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Registrant and Coopers & Lybrand during the 1995 and 1996 fiscal years and the subsequent interim periods on any matters of accounting principles or practices, financial statements disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused Coopers & Lybrand to make reference to the subject matter of the disagreements in connection with its reports. In addition, there were no "reportable events," as such term is defined in Item 304(a)(1)(v) of Regulation S-K, during the 1995 and 1996 fiscal years and the subsequent interim periods.

         On December 8, 1997, the Registrant engaged Deloitte & Touche LLP ("Deloitte & Touche") as its new independent accountants for the Registrant's fiscal year ending December 31, 1997. During the 1995 and 1996 fiscal years and the subsequent interim periods, the Registrant did not consult with Deloitte & Touche on items which involved (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or
(iii) the subject matter of a disagreement or "reportable event."

         Attached hereto as Exhibit 99.1 is a letter from Coopers & Lybrand
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confirming that such firm agrees with the statements herein that relate to
Coopers& Lybrand.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         Exhibit 99.1   Letter to Securities and Exchange Commission from
                        Coopers & Lybrand

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   December 9, 1997                     Microfluidics International
                                              Corporation (Registrant)


                                              By: /s/ Michael A. Lento
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                                                  Michael A. Lento
                                                  President and Treasurer